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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 April 29, 2002
                Date of Report (Date of earliest event reported)

                             -----------------------

                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                000-28782                             93-0979187
     (State or other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                           Identification Number)

         157 TECHNOLOGY DRIVE                                                                   92618
          IRVINE, CALIFORNIA                                                                 (Zip Code)
    (Address of principal executive
               offices)

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                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

On April 29, 2002, NeoTherapeutics, Inc. issued a news release announcing that the Company will host a conference call at 10:00 a.m. Eastern Time to discuss the preliminary results of its pivotal trial of Neotrofin(TM) in Alzheimer's disease. An unofficial transcript of the conference call is set forth in Exhibit
99.1 attached to this report and incorporated herein by this reference.

ITEM 7.  EXHIBITS

Exhibits:

     99.1 Unofficial transcript of conference call held on Monday, April 29, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEOTHERAPEUTICS, INC.


Date:    April 29, 2002         By:               /s/Samuel Gulko
                                   ---------------------------------------------
                                Name:    Samuel Gulko
                                Title:   Senior Vice President Finance,
                                Chief Financial Officer, Secretary and Treasurer



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Exhibit
Number                                      Document Description
------                                      --------------------
99.1     Unofficial transcript of conference call held on Monday, April 29, 2002.

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